UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2015

CITIZENS FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36636	05-0412693
(State or other jurisdiction of incorporation )	(Commission File No.)	(IRS Employer Identification No.)

One Citizens Plaza Providence, RI	02903
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (401) 456-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 3, 2015, Citizens Financial Group, Inc. (the “Company”) completed the issuance and sale (the “Offering”) of $750 million aggregate principal amount of 4.300% Subordinated Notes due 2025 (the “Notes”). The Offering was completed pursuant to the Prospectus, filed with the Securities and Exchange Commission as part of the Company’s Registration Statement on Form S-3 (File Number: 333-207668) (the “Registration Statement”), dated October 29, 2015, as supplemented by a Prospectus Supplement dated November 30, 2015 and a free writing prospectus filed on November 30, 2015. In connection with the Offering, the Company entered into an Underwriting Agreement, dated November 30, 2015, with Credit Suisse Securities (USA) LLC, RBS Securities Inc., Morgan Stanley & Co. LLC, and Citigroup Global Markets Inc.

The Notes were issued under the Indenture, dated as of September 28, 2012 (the “Base Indenture)”, as amended by the Ninth Supplemental Indenture, dated as of December 3, 2015 (the “Supplemental Indenture” and together with the Base Indenture, “the Indenture”), between the Company and The Bank of New York Mellon, as Trustee. The Notes have a fixed interest rate of 4.300%, payable semi-annually.

The foregoing summary of the terms of the Underwriting Agreement and the Notes does not purport to be complete and is subject to, and qualified in its entirety by, the full text of (i) the Underwriting Agreement, (ii) the Indenture, and (iii) the form of Notes, which are attached hereto or, in the case of the Base Indenture attached as Exhibit 4.2 of Amendment No. 1 to Registration Statement on Form S-1, filed July 28, 2015.

The Company used the proceeds of the Offering to repurchase $750 million of the Company’s subordinated notes held by The Royal Bank of Scotland Group plc, consisting of $333 million of the 4.771% subordinated notes due 2023, $334 million of the 4.691% subordinated notes due 2024 and $83 million of the 4.153% subordinated notes due 2024.

This Current Report on Form 8-K is being filed, in part, for the purpose of filing the documents attached as exhibits hereto as exhibits to the Registration Statement in connection with the issuance of the Notes in the Offering, and such exhibits are hereby incorporated by reference into the Registration Statement.

CBNA Senior Notes due 2018

Separately, on December 3, 2015, Citizens Bank, N.A. (“CBNA”), a wholly-owned subsidiary of the Company, completed the issuance and sale of $750 million aggregate principal amount of 2.300% Senior Notes due 2018 in an offering exempt from registration under the Securities Act of 1933 provided by Section 3(a)(2) thereof. These notes were issued to further diversify CBNA’s funding sources, and will be used for general corporate purposes, including retirement of existing wholesale funding sources.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of November 30, 2015, between the Company, Credit Suisse Securities (USA) LLC, RBS Securities Inc., Morgan Stanley & Co. LLC, and Citigroup Global Markets Inc.

4.2	Ninth Supplemental Indenture, dated as of December 3, 2015, between the Company and The Bank of New York Mellon

4.3	Form of 4.300% Subordinated Note due December 3, 2025 (included in Exhibit 4.2)

5.1	Opinion of Sullivan & Cromwell LLP

12.1	Statement regarding computation of ratio of earnings to fixed charges

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FINANCIAL GROUP, INC.

By:	/s/ Stephen T. Gannon
Stephen T. Gannon Executive Vice President, General Counsel and Chief Legal Officer

Date: December 3, 2015

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of November 30, 2015, between the Company, Credit Suisse Securities (USA) LLC, RBS Securities Inc., Morgan Stanley & Co. LLC, and Citigroup Global Markets Inc.

4.2	Ninth Supplemental Indenture, dated as of December 3, 2015, between the Company and The Bank of New York Mellon

4.3	Form of 4.300% Subordinated Note due December 3, 2025 (included in Exhibit 4.2)

5.1	Opinion of Sullivan & Cromwell LLP

12.1	Statement regarding computation of ratio of earnings to fixed charges

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1)